                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                                  May 13, 1999
             ------------------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                           INTERNATIONAL PAPER COMPANY
             (Exact name of Registrant as specified in its charter)



   New York                           1-3157                    13-0872805
--------------                    --------------          ----------------------
  (State of                        (Commission                (IRS Employer
Incorporation)                         File)              Identification Number)


                   Two Manhattanville Road, Purchase, NY 10577
                   -------------------------------------------
                    (Address of Principal executive offices)


                                  914-397-1500
                                  ------------
                                 (Telephone No.)

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

ITEM 1.         CHANGES IN CONTROL OF REGISTRANT

                N/A

ITEM 2.         ACQUISITION OR DISPOSITION OF ASSETS

                The Company announced its merger with Union Camp Corporation which was approved by shareholders at Special Meetings held on April 30, 1999. Union Camp shareowners will receive 1.4852 International Paper common shares for each Union Camp share held. The exchange ratio was determined by taking the average price per International Paper common share, which was calculated based on market prices on ten randomly selected days during a 20-trading day period prior to the merger. The total value of the merger is estimated at $7.9 billion including assumption of debt.

ITEM 3.         BANKRUPTCY OR RECEIVERSHIP

                N/A

ITEM 4.         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                N/A

ITEM 5.         OTHER EVENTS

                N/A


ITEM 6.         RESIGNATIONS OF REGISTRANT'S DIRECTORS

                N/A

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

                (a)      Financial Statements:

                The financial statements of Union Camp Corporation filed with the Securities and Exchange Commission on March 31, 1999 on Form 10K are hereby incorporated by reference.

                (b)     Pro Forma Financial Information:

                The following selected unaudited pro forma combined financial data gives effect to the merger. The unaudited pro forma combined statement of earnings data for the three years ended December 31, 1998 was prepared based upon International Paper's audited consolidated financial statements for the three years ended December 31, 1998 and Union Camp's audited consolidated financial statements for the three years ended December 31, 1998, as if the merger had occurred at the beginning of each of the three years. The selected unaudited pro forma combined balance sheet data was prepared based upon the audited balance sheet data of International Paper at December 31, 1998 and Union Camp at December 31, 1998, giving effect to the merger. The pro forma adjustments are based upon the "pooling of interests" method of accounting, available information and particular assumptions that International Paper and Union Camp believe to be reasonable.

                The pro forma condensed consolidated financial statements and accompanying notes should be read in conjunction with the historical financial statements of International Paper and Union Camp, and the related notes thereto, that are incorporated by reference or included elsewhere in this document.

                The pro forma condensed consolidated financial statements are provided for informational purposes only in response to SEC requirements and do not purport to represent what International Paper's financial position or results of operations would actually have been if the merger had in fact occurred at such dates or to project International Paper's financial position or results of operations for any future date or period.

          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                      (IN MILLIONS, EXCEPT PER SHARE DATA)


                                                         IP           UCC         PRO FORMA           PRO FORMA
                                                    (HISTORICAL)  (HISTORICAL)   ADJUSTMENTS          COMBINED
                                                    -----------   ------------   -----------          --------
NET SALES                                              $19,541       $4,502         $ (65)(a)(b)       $23,978
                                                       -------       ------        ------              -------

COSTS AND EXPENSES
     Cost of products sold                              14,761        3,479          (351)(a)(b)(d)     17,889
     Selling and administrative expenses                 1,532          500                              2,032
     Depreciation and amortization                       1,186          315           (14)(b)            1,487
     Distribution expenses                                 865                        252 (b)            1,117
     Taxes other than payroll and income taxes             181                         50 (b)              231
     Oil and gas impairment charges                        111                                             111
     Equity losses from invesment in Scitex                 15                                              15
     Restructuring and other charges                       105           40                                145
                                                       -------       ------        ------              -------

TOTAL COSTS AND EXPENSES                                18,756        4,334           (63)              23,027
     Reversals of reserves no longer required               83                                              83
     Gain on sale of business                               20                                              20
                                                       -------       ------        ------              -------

EARNINGS BEFORE INTEREST, INCOME TAXES AND
   MINORITY INTEREST                                       888          168            (2)               1,054
       Interest expense, net                               496          118                                614
                                                       -------       ------        ------              -------

EARNINGS BEFORE INCOME TAXES AND
   MINORITY INTEREST                                       392           50            (2)                 440
     Income tax provision                                   80           20                                100
     Minority interest expense, net of taxes                76           11                                 87
                                                       -------       ------        ------              -------

NET EARNINGS                                              $236          $19           $(2)                $253
                                                       =======       ======        ======              =======

EARNINGS PER COMMON SHARE                                $0.77                                           $0.62
                                                       =======                                         =======

EARNINGS PER COMMON SHARE - ASSUMING DILUTION            $0.77                                           $0.61
                                                       =======                                         =======

AVERAGE SHARES OF COMMON STOCK OUTSTANDING               305.9                                           411.0
                                                       =======                                         =======

AVERAGE SHARES OF COMMON STOCK OUTSTANDING
    - ASSUMING DILUTION                                  306.3                                           416.6
                                                       =======                                         =======

The accompanying notes are an integral part of these Unaudited Pro Forma Condensed Combined Financial Statements.

          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                            IP             UCC         PRO FORMA            PRO FORMA
                                                        (HISTORICAL)  (HISTORICAL)    ADJUSTMENTS            COMBINED
                                                        ----------    ------------   ------------            --------
NET SALES                                                 $20,096         $4,477         $ (5)(a)(b)         $24,568
                                                          -------         ------       ------                -------

COSTS AND EXPENSES
     Cost of products sold                                 14,974          3,400         (313)(a)(b)(d)       18,061
     Selling and administrative expenses                    1,581            509                               2,090
     Depreciation and amortization                          1,258            311          (10)(b)              1,559
     Distribution expenses                                    933                         264 (b)              1,197
     Taxes other than payroll and income taxes                205                          50 (b)                255
     Provision for legal reserve                              150                                                150
     Equity earnings from invesment in Scitex                  (1)                                                (1)
     Restructuring and other charges                          660                                                660
                                                          -------         ------       ------                -------

TOTAL COSTS AND EXPENSES                                   19,760          4,220           (9)                23,971
     Gain on sale of business                                 170                                                170

                                                          -------         ------       ------                -------
EARNINGS BEFORE INTEREST, INCOME TAXES AND
   MINORITY INTEREST                                          506            257            4                    767
       Interest expense, net                                  490            117                                 607
      Other (income) expense, net                                             (4)           4 (b)
                                                          -------         ------       ------                -------

EARNINGS BEFORE INCOME TAXES AND
   MINORITY INTEREST                                           16            144                                 160
     Income tax provision                                      38             52                                  90
     Minority interest expense, net of taxes                  129             11                                 140
                                                          -------         ------       ------                -------

NET EARNINGS (LOSS)                                         $(151)           $81           $0                   $(70)
                                                          =======         ======       ======                =======

EARNINGS (LOSS) PER COMMON SHARE                           $(0.50)                                            $(0.17)
                                                          =======                                            =======

EARNINGS (LOSS) PER COMMON SHARE - ASSUMING DILUTION       $(0.50)                                            $(0.17)
                                                          =======                                            =======

AVERAGE SHARES OF COMMON STOCK OUTSTANDING                  301.6                                              406.7
                                                          =======                                            =======

AVERAGE SHARES OF COMMON STOCK OUTSTANDING
    - ASSUMING DILUTION                                     300.7                                              411.0
                                                          =======                                            =======

The accompanying notes are an integral part of these Unaudited Pro Forma Condensed Combined Financial Statements.

          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                            IP             UCC         PRO FORMA            PRO FORMA
                                                        (HISTORICAL)  (HISTORICAL)    ADJUSTMENTS            COMBINED
                                                        ----------    ------------   ------------            --------
NET SALES                                                 $20,143         $4,013         $ 36 (a)(b)         $24,192
                                                          -------         ------       ------                -------

COSTS AND EXPENSES
     Cost of products sold                                 14,883          2,972         (237)(a)(b)(d)       17,618
     Selling and administrative expenses                    1,509            451                               1,960
     Depreciation and amortization                          1,194            299           (9)(b)              1,484
     Distribution expenses                                    925                         222 (b)              1,147
     Taxes other than payroll and income taxes                194                          49 (b)                243
     Equity losses from invesment in Scitex                    28                                                 28
     Restructuring and other charges                          670             39                                 709
                                                          -------         ------       ------                -------

TOTAL COSTS AND EXPENSES                                   19,403          3,761           25                 23,189
     Gain on sale of business                                 592                                                592
                                                          -------         ------       ------                -------
EARNINGS BEFORE INTEREST, INCOME TAXES AND
   MINORITY INTEREST                                        1,332            252           11                  1,595
       Interest expense, net                                  530            112                                 642
      Other (income) expense, net                                            (11)          11 (b)
                                                          -------         ------       ------                -------

EARNINGS BEFORE INCOME TAXES AND
   MINORITY INTEREST                                          802            151                                 953
     Income tax provision                                     330             55                                 385
     Minority interest expense, net of taxes                  169             11                                 180
                                                          -------         ------       ------                -------

NET EARNINGS (LOSS)                                          $303            $85           $0                   $388
                                                          =======         ======       ======                =======

EARNINGS (LOSS) PER COMMON SHARE                            $1.04                                              $0.98
                                                          =======                                            =======

EARNINGS (LOSS) PER COMMON SHARE - ASSUMING DILUTION        $1.04                                              $0.96
                                                          =======                                            =======

AVERAGE SHARES OF COMMON STOCK OUTSTANDING                  292.1                                              397.2
                                                          =======                                            =======

AVERAGE SHARES OF COMMON STOCK OUTSTANDING
    - ASSUMING DILUTION                                     292.6                                              402.9
                                                          =======                                            =======



The accompanying notes are an integral part of these Unaudited Pro Forma Condensed Combined Financial Statements.

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                              AT DECEMBER 31, 1998
                                  (IN MILLIONS)



                                                                                IP            UCC         PRO FORMA       PRO FORMA
                                                                           (HISTORICAL)   (HISTORICAL)    ADJUSTMENTS     COMBINED
                                                                            ----------    ------------    -----------     --------
Assets
Current Assets
   Cash and temporary investments                                              $   477        $   56          $            $   533
   Accounts and notes receivable, net                                            2,469           557            (8)(c)       3,018
   Inventories                                                                   2,719           496            (2)(d)       3,213
   Other current assets                                                            345            77                           422
                                                                               -------        ------        -------        -------
Total Current Assets                                                             6,010         1,186            (10)         7,186

Plants, Properties and Equipment, Net                                           12,079         3,306                        15,385
Forestlands                                                                      2,795           376                         3,171
Investments                                                                      1,075                           73 (e)      1,148
Goodwill                                                                         2,625                           74 (e)      2,699
Deferred Charges and Other Assets                                                1,772           308           (147)(e)      1,933
                                                                               -------        ------        -------        -------
Total Assets                                                                   $26,356        $5,176           $(10)       $31,522
                                                                               =======        ======        =======        =======

Liabilities and Common Shareholders' Equity
Current Liabilities
   Notes payable and current maturities of long-term debt                      $ 1,074        $  344                       $ 1,418
   Accounts payable and accrued liabilities                                      2,562           545             (8)(c)      3,149
                                                                                                                 50 (g)
                                                                               -------        ------        -------        -------
Total Current Liabilities                                                        3,636           889             42          4,567
                                                                               -------        ------        -------        -------

Long-Term Debt                                                                   6,407         1,290                         7,697
Deferred Income Taxes                                                            2,860           742                         3,602
Other Liabilities                                                                1,138           312           (113)(e)      1,337
Minority Interest                                                                1,608                          113 (e)      1,721
International Paper - Obligated Mandatorily Redeemable Preferred
  Securities of Subsidiaries Holding International Paper Debentures              1,805                                       1,805

Common Shareholders' Equity
   Common stock                                                                    308            69             34 (f)        411
   Paid-in capital                                                               3,877            53            (34)(f)      3,896
   Retained earnings                                                             5,116         1,839             (2)(d)      6,903
                                                                                                                (50)(g)
   Accumulated other comprehensive income (loss)                                  (375)          (18)                         (393)
                                                                               -------        ------        -------        -------
                                                                                 8,926         1,943            (52)        10,817
   Less: Common stock held in treasury, at cost                                     24                                          24
                                                                               -------        ------        -------        -------
Total Common Shareholders' Equity                                                8,902         1,943            (52)        10,793
                                                                               -------        ------        -------        -------
Total Liabilities and Common Shareholders' Equity                              $26,356        $5,176           $(10)       $31,522
                                                                               =======        ======        =======        =======



The accompanying notes are an integral part of these Unaudited Pro Forma Condensed Combined Financial Statements.

     NOTES TO UNAUDITED PRO FORMA CONDENSED
     COMBINED FINANCIAL STATEMENTS:

     The following is a summary of reclassifications and adjustments reflected in the Unaudited Pro Forma Condensed Combined Financial Statements.

     (a) Represents the elimination of intercompany transactions between Union Camp and International Paper.

     (b) Represents the reclassification of items in Union Camp's financial statements to conform with International Paper's financial reporting presentation, including the reclassifications of cost of timber harvested and other (income) expense, net, to cost of products sold; distribution expenses and taxes other than payroll and income taxes to separate cost and expense line items; and sales with containerboard trading partners from an offset in costs of goods sold to net sales.

     (c) Represents the elimination of intercompany balances between Union Camp and International Paper.

     (d) Represents the elimination of intercompany profit on sales between International Paper and Union Camp. The intercompany profit elimination in each year was approximated by multiplying the change in intercompany inventory balances on hand at both Union Camp and International Paper by the average margin on such sales.

     (e) Represents the reclassification of items in Union Camp's financial statements to conform with International Paper's financial reporting presentation, including the reclassification of investments, goodwill and minority interest to separate balance sheet line items.

     (f) Represents the balance sheet effect of the exchange of Union Camp common shares for International Paper common shares.

     (g) The companies expect merger-related costs to be just under $50 million. The combined Company will charge these costs to earnings in the period in which the merger is consummated. The companies have reflected these costs in the December 31, 1998 Unaudited Pro Forma Condensed Combined Balance Sheet.

(c) Exhibits

    N/A

ITEM 8.  CHANGES IN FISCAL YEAR

         N/A


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         INTERNATIONAL PAPER COMPANY
                                         (Registrant)



Date: May 13, 1999                       /s/ CAROL M. SAMALIN
                                         ------------------------------
Purchase, NY                             Carol M. Samalin
                                         Assistant Secretary